Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Information Systems Associates, Inc. (the “Company”) on Form 10-K/A for the year ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Joseph Coschera, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Coschera Joseph Coschera Chief Executive Officer (Principal Executive Officer)

Dated: April 1, 2013

In connection with the annual report of Information Systems Associates, Inc. (the “Company”) on Form 10-K/A for the year ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Adrian Goldfarb, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer (Principal Financial Officer)

Dated: April 1, 2013